Vanguard Mid-Cap Index Fund

Summary Prospectus

December 13, 2010

Institutional Shares & Institutional Plus Shares

Vanguard Mid-Cap Index Fund Institutional Shares (VMCIX)
Vanguard Mid-Cap Index Fund Institutional Plus Shares (VMCPX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 13, 2010, and financial highlights information from the most recent shareholder report are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102
(if you are a client of Vanguard's Institutional Division), or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.05%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.08%	0.06%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$8	$26	$45	$103
Institutional Plus Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21%.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, medium-size companies are more sensitive to changing economic conditions.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and additional comparative indexes. These additional indexes are included to provide a broader comparison of the Fund‘s performance. The Fund’s Institutional Plus Shares have not yet begun operations. Performance based on net asset value for the Institutional Plus Shares would be substantially similar because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.64% (quarter ended September 30, 2009), and the lowest return for a quarter was –25.62% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Mid-Cap Index Fund Institutional Shares
Return Before Taxes	40.51%	2.45%	6.30%
Return After Taxes on Distributions	40.25	2.18	5.65
Return After Taxes on Distributions and Sale of Fund Shares	26.68	2.05	5.19
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
S&P MidCap 400 Index	37.38%	3.27%	6.36%
Spliced Mid Cap Index	40.49	2.39	6.13
MSCI US Mid Cap 450 Index	40.49	2.39	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since its inception in 1998.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at Vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$100 million
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which has no	Investment Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Mid-Cap Index Fund Institutional Shares—Fund Number 864 Vanguard Mid-Cap Index Fund Institutional Plus Shares—Fund Number 1859

CFA® is a trademark owned by CFA Institute. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 864 122010